UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 23, 2006
                Date of report (Date of earliest event reported)

                         CITADEL SECURITY SOFTWARE INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                  000-33491                 75-2873882
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

      TWO LINCOLN CENTRE, 5420 LBJ FREEWAY, SUITE 1600
                      DALLAS, TEXAS                               75240
          (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (214) 520-9292

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 23, 2006, Citadel Security Software, Inc. ("Citadel") and certain other parties entered into a Release and Settlement Agreement ("Agreement") by and among Plaintiff Meyers Associates, L.P. f/k/a Roan-Meyers Associates, L.P.
and f/k/a Janssen-Meyers Associates, L.P. and their related parties (collectively, the "Meyers Released Parties") on the one hand and Defendants CT Holdings Enterprises Inc., f/k/a CT Holdings, Inc. f/k/a Citadel Technology, Inc. and f/k/a Citadel Computer Systems, Inc. ("CT Holdings"), Citadel, Steven
B. Solomon, Chris A. Economou, Lawrence Lacerte, Mark Rogers, Phillip J. Romano, Axel Sawallich, George Sharp and Gilbert Gertner (collectively "Defendants") on the other hand.

The Agreement provides for the settlement of litigation filed by Meyers Associates against defendants Citadel, CT Holdings Enterprises (Citadel's former parent company), certain of Citadel's current and former directors and officers Steven B. Solomon, Chris E. Economou, Lawrence Lacerte, Mark Rodgers, Phillip J. Romano and Axel Sawallich in the Court of Chancery of the State of Delaware in and for New Castle County (the "Delaware Action") asserting various claims, and other litigation against CT Holdings and its former officers and directors (the "Actions").

Pursuant to the Agreement, Citadel shall pay the sum of $1,250,000 to Meyers Associates, of which $250,000 has been paid and the remaining $1,000,000 shall be paid no later than November 1, 2006.

In the event these payments are made, the Defendants shall be released by the Plaintiffs from all claims in the Actions 91 days after the payments, subject to the terms and conditions of the agreement.

In the event the second payment is not made, the Plaintiffs shall be entitled to a judgment against Citadel for $3 million in the Delaware lawsuit and the releases shall be terminated.

The foregoing description of the Release and Settlement Agreement is qualified in its entirety by reference to the Release and Settlement Agreement, a copy of which is filed herewith as Exhibit 10.1, and such Exhibit is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits. The following exhibits are filed as part of this report:

          10.1 Release and Settlement Agreement ("Agreement") by and among Plaintiff Meyers Associates, L.P. f/k/a Roan-Meyers Associates, L.P. and f/k/a Janssen-Meyers Associates, L.P. and their related parties (collectively, the "Meyers Released Parties") on the one hand and Defendants CT Holdings Enterprises Inc., f/k/a CT Holdings, Inc. f/k/a Citadel Technology, Inc. and f/k/a Citadel Computer Systems, Inc. ("CT Holdings"), Citadel, Steven B. Solomon, Chris A. Economou, Lawrence Lacerte, Mark Rogers, Phillip J. Romano, Axel Sawallich, George Sharp and Gilbert Gertner (collectively "Defendants") on the other hand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITADEL SECURITY SOFTWARE INC.

Date: August 29, 2006                  By:  /s/ Steven B. Solomon
                                       Steven B. Solomon
                                       Chief Executive Officer

                                INDEX TO EXHIBITS


10.1 Release and Settlement Agreement ("Agreement") by and among Plaintiff Meyers Associates, L.P. f/k/a Roan-Meyers Associates, L.P. and f/k/a Janssen-Meyers Associates, L.P. and their related parties (collectively, the "Meyers Released Parties") on the one hand and Defendants CT Holdings Enterprises Inc., f/k/a CT Holdings, Inc. f/k/a Citadel Technology, Inc. and f/k/a Citadel Computer Systems, Inc. ("CT Holdings"), Citadel, Steven B. Solomon, Chris A. Economou, Lawrence Lacerte, Mark Rogers, Phillip J. Romano, Axel Sawallich, George Sharp and Gilbert Gertner (collectively "Defendants") on the other hand.